                                                Filed Pursuant to Rule 497(b)
                                                Registration File No.: 333-73171

                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 1999

TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 11:00 a.m., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between MSDW Mid-Cap and TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap"), pursuant to which substantially all of the assets of MSDW Mid-Cap would be combined with those of TCW/DW Mid-Cap and shareholders of MSDW Mid-Cap would become shareholders of TCW/DW Mid-Cap receiving shares of TCW/DW Mid-Cap with a value equal to the value of their holdings in MSDW Mid-Cap (the "Reorganization"). The proposed Reorganization, even if approved by shareholders of MSDW Mid-Cap, is contingent upon implementation of proposals pursuant to which (1) Morgan Stanley Dean Witter Advisors Inc. would become the investment manager for TCW/DW Mid-Cap; (2) TCW Funds Management, Inc. would become sub-advisor for TCW/DW Mid-Cap; and (3) TCW/DW Mid-Cap would become a member of the Morgan Stanley Dean Witter family of funds (collectively, the "TCW/DW Mid-Cap Conversion Transaction"). Implementation of the TCW/DW Mid-Cap Conversion Transaction is subject to approval by shareholders of TCW/DW Mid-Cap. Subsequent to the TCW/DW Mid-Cap Conversion Transaction, TCW/DW Mid-Cap will change its name to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."

2.   To act upon such other matters as may properly come before the Meeting.


     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF MSDW MID-CAP RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary


April 12, 1999


--------------------------------------------------------------------------------
                                   IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INSTRUCTION CARD.
--------------------------------------------------------------------------------

                           TCW/DW MID-CAP EQUITY TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                           TCW/DW MID-CAP EQUITY TRUST


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap") in connection with an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), pursuant to which substantially all of the assets of MSDW Mid-Cap will be combined with those of TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap") in exchange for shares of TCW/DW Mid-Cap (the "Reorganization"). As a result of this transaction, shareholders of MSDW Mid-Cap will become shareholders of TCW/DW Mid-Cap and will receive shares of TCW/DW Mid-Cap with a value equal to the value of their holdings in MSDW Mid-Cap. The Reorganization, even if approved by shareholders of MSDW Mid-Cap, is contingent upon implementation of proposals pursuant to which (1) Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") would become the investment manager for TCW/DW Mid-Cap; (2) TCW Funds Management, Inc. ("TCW") would become sub-advisor for TCW/DW Mid-Cap; and (3) TCW/DW Mid-Cap would become a member of the Morgan Stanley Dean Witter family of funds (collectively, the "TCW/DW Mid-Cap Conversion Transaction"). Implementation of the TCW/DW Mid-Cap Conversion Transaction is subject to approval by shareholders of TCW/DW Mid-Cap. Subsequent to the TCW/DW Mid-Cap Conversion Transaction, TCW/DW Mid-Cap will change its name to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."


     The terms and conditions of the proposed Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between MSDW Mid-Cap and TCW/DW Mid-Cap, attached hereto as Exhibit
A. The address of MSDW Mid-Cap is that of TCW/DW Mid-Cap set forth above. This Proxy Statement also constitutes a Prospectus of TCW/DW Mid-Cap, which is dated April 12, 1999, filed by TCW/DW Mid-Cap with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     TCW/DW Mid-Cap is an open-end diversified management investment company whose investment objective is long-term capital appreciation. The fund seeks to achieve its investment objective by investing primarily in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index (approximately between $192 million and $11.7 billion as of February 26, 1999) and that, in the opinion of TCW, exhibit superior earnings growth prospects and attractive stock market valuations.


     This Proxy Statement and Prospectus sets forth concisely information about TCW/DW Mid-Cap that shareholders of MSDW Mid-Cap should know before voting on the Reorganization Agreement. A copy of the Prospectus of TCW/DW Mid-Cap dated March 29, 1999, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is TCW/DW Mid-Cap's Annual Report for the fiscal year ended November 30, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 12, 1999, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are MSDW Mid-Cap's Prospectus, dated July 29, 1998, and Annual Report for its fiscal year ended May 31, 1998 and the succeeding unaudited Semi-Annual Report for the six months ended November 30, 1998. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL 12, 1999.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                           PAGE
                                                                           ----
INTRODUCTION .............................................................   1
  General ................................................................   1
  Record Date; Share Information .........................................   2
  Proxies ................................................................   2
  Expenses of Solicitation ...............................................   3
  Vote Required ..........................................................   3

SYNOPSIS .................................................................   4
  The Reorganization .....................................................   4
  Fee Table ..............................................................   4
  Tax Consequences of the Reorganization .................................   8
  Comparison of MSDW Mid-Cap and TCW/DW Mid-Cap ..........................   8

PRINCIPAL RISK FACTORS ...................................................  11

THE REORGANIZATION .......................................................  12
  The Proposal ...........................................................  12
  The Board's Consideration ..............................................  12
  The Reorganization Agreement ...........................................  13
  Tax Aspects of the Reorganization ......................................  15
  Description of Shares ..................................................  16
  Capitalization Table (unaudited) .......................................  17
  Appraisal Rights .......................................................  17

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........  17
  Investment Objectives and Policies .....................................  17
  Investment Restrictions ................................................  19

ADDITIONAL INFORMATION ABOUT MSDW MID-CAP AND TCW/DW MID-CAP .............
  General ................................................................  20
  Financial Information ..................................................  20
  Management .............................................................  20
  Description of Securities and Shareholder Inquiries ....................  20
  Dividends, Distributions and Taxes .....................................  20
  Purchases, Repurchases and Redemptions .................................  20

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................  20

FINANCIAL STATEMENTS AND EXPERTS .........................................  21

LEGAL MATTERS ............................................................  21

AVAILABLE INFORMATION ....................................................  21

OTHER BUSINESS ...........................................................  22

Exhibit A - Agreement and Plan of Reorganization, dated
  February 25, 1999, by and between MSDW Mid-Cap and TCW/DW Mid-Cap ...... A-1

Exhibit B - Prospectus of TCW/DW Mid-Cap dated March 29, 1999 ............ B-1

                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                              --------------------
                         PROXY STATEMENT AND PROSPECTUS
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 1999

                                  INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of MSDW Mid-Cap (the "Board") of proxies to be used at the Special Meeting of Shareholders of MSDW Mid-Cap to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April 12, 1999.

     At the Meeting, MSDW Mid-Cap shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between MSDW Mid-Cap and TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap") pursuant to which substantially all of the assets of MSDW Mid-Cap will be combined with those of TCW/DW Mid-Cap in exchange for shares of TCW/DW Mid-Cap. As a result of this transaction, Shareholders will become shareholders of TCW/DW Mid-Cap and will receive shares of TCW/DW Mid-Cap equal to the value of their holdings in MSDW Mid-Cap on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of MSDW Mid-Cap will receive Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap, respectively. The shares to be issued by TCW/DW Mid-Cap pursuant to the Reorganization (the "TCW/DW Mid-Cap Shares") will be issued at net asset value without an initial sales charge. Further information relating to TCW/DW Mid-Cap is set forth herein and in TCW/DW Mid-Cap's current Prospectus, dated March 29, 1999 ("TCW/DW Mid-Cap's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference. The Reorganization, even if approved by shareholders of MSDW Mid-Cap, is contingent upon implementation of proposals pursuant to which (1) Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") would become the investment manager for TCW/DW Mid-Cap; (2) TCW Funds Management, Inc. ("TCW") would become sub-advisor for TCW/DW Mid-Cap; and (3) TCW/DW Mid-Cap would become a member of the Morgan Stanley Dean Witter family of funds (collectively, the "TCW/DW Mid-Cap Conversion Transaction"). Implementation of the TCW/DW Mid-Cap Conversion Transaction is subject to approval by shareholders of TCW/DW Mid-Cap. Upon effectiveness of the TCW/DW Mid-Cap Conversion Transaction, TCW/DW Mid-Cap will change its name to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."

     The information concerning MSDW Mid-Cap contained herein has been supplied by MSDW Mid-Cap and the information concerning TCW/DW Mid-Cap contained herein has been supplied by TCW/DW Mid-Cap.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 26, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 36,897,606 shares of MSDW Mid-Cap issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of MSDW Mid-Cap as of the Record
Date: Class A -- Morgan Stanley Dean Witter Trust FSB (MSDW Trust), TTEE, Art Soune Inc. 401(k) Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (10.929%),
Beatus Pension Trust, U/A Dtd 3/1/71 BL Beatus MD, TTEE, 55 Humphreys Center, Suite 300, Memphis, TN 38120-2367 (7.647%) and MSDW Trust, TTEE, Del Campo Baking Company Inc., Salary Reduction, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (5.298%); and Class D -- Hare & Co., c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 (82.042%). As of the Record Date, the trustees and officers of MSDW Mid-Cap, as a group, owned less than 1% of the outstanding shares of MSDW Mid-Cap.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of TCW/DW Mid-Cap as of the Record
Date: Class A -- Reed A. Larson & Joyce A. Larson, JTWROS, N7766 Highway 26, Watertown, WI 53094-9440 (9.5%) and Blush & Co., P.O. Box 976, New York, NY 10268-0976 (7.1%); Class C -- Adam J. Gilburne, 5104 Greystone Way, Birmingham, AL 35242-7200 (6.0%); and Class D -- Morgan Stanley Dean Witter Advisors Inc.,
Attn: Maurice Bendrihem, Two World Trade Center, New York, NY 10048-0203 (42.2%) and Resources Trust Company, TTEE, U/A IRA 04/08/97 FBO Freeman A. Machado, P.O. Box 5900, Denver, CO 80217-5900 (57.7%). As of the Record Date, the trustees and officers of TCW/DW Mid-Cap, as a group, owned less than 1% of the outstanding shares of TCW/DW Mid-Cap.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by any of the following: (i) written notice of revocation to the Secretary of MSDW Mid-Cap at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning (whether by mail or, as discussed below, by touchtone telephone or the Internet) a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of MSDW Mid-Cap present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by MSDW Mid-Cap which expenses are expected to approximate $220,000. MSDW Mid-Cap and TCW/DW Mid-Cap will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of MSDW Mid-Cap, and officers and regular employees of MSDW Advisors and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. MSDW Mid-Cap has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet will be the vote that is counted and will revoke all previous votes by the shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of MSDW Mid-Cap represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, MSDW Mid-Cap will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, TCW/DW Mid-Cap's Prospectus, which is attached to this Proxy Statement and Prospectus and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of MSDW Mid-Cap, subject to stated liabilities, to TCW/DW Mid-Cap in exchange for the TCW/DW Mid-Cap Shares. The aggregate net asset value of the TCW/DW Mid-Cap Shares issued in the exchange will equal the aggregate value of the net assets of MSDW Mid-Cap received by TCW/DW Mid-Cap. On or after the closing date scheduled for the Reorganization (the "Closing Date"), MSDW Mid-Cap will distribute the TCW/DW Mid-Cap Shares received by MSDW Mid-Cap to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of MSDW Mid-Cap and MSDW Mid-Cap will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional TCW/DW Mid-Cap Shares equal in value to such Shareholder's pro rata interest in the net assets of MSDW Mid-Cap transferred to TCW/DW Mid-Cap. Pursuant to the Reorganization, each Shareholder will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of MSDW Mid-Cap will become holders of Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap, respectively. Shareholders holding their shares of MSDW Mid-Cap in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of TCW/DW Mid-Cap (showing its new name Morgan Stanley Dean Witter Mid-Cap Equity Trust); however, such Shareholders will not be able to redeem, transfer or exchange the TCW/DW Mid-Cap Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MSDW MID-CAP ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MSDW MID-CAP AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     MSDW Mid-Cap and TCW/DW Mid-Cap each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that each class of shares of MSDW Mid-Cap incurred during the twelve month period ended November 30, 1998. With respect to TCW/DW Mid-Cap, the table sets forth expenses and fees based on the fund's November 30, 1998 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (TCW/DW Mid-Cap) reflecting what the fee schedule would have been on November 30, 1998, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses

                                                MSDW       TCW/DW     PRO FORMA
                                               MID-CAP     MID-CAP     COMBINED
                                               -------     -------     --------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A .....................................   5.25%(1)    5.25%(1)    5.25%(1)
Class B .....................................    none        none        none
Class C .....................................    none        none        none
Class D .....................................    none        none        none

MAXIMUM SALES CHARGE IMPOSED ON REINVESTED
 DIVIDENDS
Class A .....................................    none        none        none
Class B .....................................    none        none        none
Class C .....................................    none        none        none
Class D .....................................    none        none        none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS
 A PERCENTAGE OF THE LESSER OF ORIGINAL
 PURCHASE PRICE OR REDEMPTION PROCEEDS)
Class A .....................................    none(2)     none(2)     none(2)
Class B .....................................   5.00%(3)    5.00%(3)    5.00%(3)
Class C .....................................   1.00%(4)    1.00%(4)    1.00%(4)
Class D .....................................    none        none        none

REDEMPTION FEES
Class A .....................................    none        none        none
Class B .....................................    none        none        none
Class C .....................................    none        none        none
Class D .....................................    none        none        none

EXCHANGE FEE
Class A .....................................    none        none        none
Class B .....................................    none        none        none
Class C .....................................    none        none        none
Class D .....................................    none        none        none

Annual Fund Operating Expenses As a Percentage of Average Net Assets


                                                MSDW       TCW/DW     PRO FORMA
                                               MID-CAP     MID-CAP     COMBINED
                                               -------     -------     --------
MANAGEMENT AND ADVISORY FEE(5)
Class A .....................................   0.75%       1.00%       0.74%
Class B .....................................   0.75%       1.00%       0.74%
Class C .....................................   0.75%       1.00%       0.74%
Class D .....................................   0.75%       1.00%       0.74%

12B-1 FEES(6)(7)
Class A .....................................   0.25%       0.25%       0.25%
Class B .....................................   1.00%       0.90%       1.00%
Class C .....................................   1.00%       1.00%       1.00%
Class D .....................................    none        none        none

OTHER EXPENSES
Class A .....................................   0.20%       0.30%       0.20%
Class B .....................................   0.20%       0.30%       0.20%
Class C .....................................   0.20%       0.30%       0.20%
Class D .....................................   0.20%       0.30%       0.20%

                                                MSDW       TCW/DW     PRO FORMA
                                               MID-CAP     MID-CAP     COMBINED
                                               -------     -------     --------
TOTAL FUND OPERATING EXPENSES (5)
Class A .....................................   1.20%       1.55%       1.19%
Class B .....................................   1.95%       2.20%       1.94%
Class C .....................................   1.95%       2.30%       1.94%
Class D .....................................   0.95%       1.30%       0.94%


----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below, "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below, "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).


(5) The Pro Forma Combined rate reflects the anticipated lower advisory fee of TCW/DW Mid-Cap obtained by the effect of (i) a lower advisory fee payable to MSDW Advisors as a result of the TCW/DW Mid-Cap Conversion Transaction and (ii) having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon MSDW Mid-Cap's average net assets for the fiscal year ended May 31, 1998 and TCW/DW Mid-Cap's average net assets for the fiscal year ended November 30, 1998.


(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below, "Purchase of Fund Shares -- Plan of Distribution" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Description of Shares" below, "Purchase of Fund Shares -- Alternative Purchase Arrangements" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

HYPOTHETICAL EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $10,000 investment in either MSDW Mid-Cap or TCW/DW Mid-Cap or the new combined fund, that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:


                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      ------     -------     -------     --------
MSDW Mid-Cap
 Class A .........     $641        $886      $ 1,150     $1,903
 Class B .........     $698        $912      $ 1,252     $2,275
 Class C .........     $298        $612      $ 1,052     $2,275
 Class D .........     $ 97        $303      $   525     $1,166
TCW/DW Mid-Cap
 Class A .........     $674        $989      $ 1,325     $2,274
 Class B .........     $723        $988      $ 1,380     $2,534
 Class C .........     $333        $718      $ 1,230     $2,636
 Class D .........     $132        $412      $   713     $1,568
Pro Forma Combined
 Class A .........     $640        $883      $ 1,145     $1,892
 Class B .........     $697        $909      $ 1,247     $2,264
 Class C .........     $297        $609      $ 1,047     $2,264
 Class D .........     $ 96        $300      $   520     $1,155

     If such investment was not redeemed, the investor would incur the following expenses:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      ------     -------     -------     --------
MSDW Mid-Cap
 Class A .........    $ 641      $  886      $1,150      $ 1,903
 Class B .........    $ 198      $  612      $1,052      $ 2,275
 Class C .........    $ 198      $  612      $1,052      $ 2,275
 Class D .........    $  97      $  303      $  525      $ 1,166
TCW/DW Mid-Cap
 Class A .........    $ 674      $  989      $1,325      $ 2,274
 Class B .........    $ 223      $  688      $1,180      $ 2,534
 Class C .........    $ 233      $  718      $1,230      $ 2,636
 Class D .........    $ 132      $  412      $  713      $ 1,568
Pro Forma Combined
 Class A .........    $,640      $  883      $1,145      $ 1,892
 Class B .........    $ 197      $  609      $1,047      $ 2,264
 Class C .........    $ 197      $  609      $1,047      $ 2,264
 Class D .........    $  96      $  300      $  520      $ 1,155

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS B AND CLASS C SHARES OF MSDW MID-CAP AND TCW/DW MID-CAP MAY PAY MORE IN SALES CHARGES, INCLUDING DISTRIBUTION FEES, THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in a fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of MSDW Mid-Cap and TCW/DW Mid-Cap -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, MSDW Mid-Cap will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by MSDW Mid-Cap or the shareholders of MSDW Mid-Cap for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MSDW MID-CAP AND TCW/DW MID-CAP


     INVESTMENT OBJECTIVES AND POLICIES. MSDW Mid-Cap and TCW/DW Mid-Cap are funds which have similar investment objectives and policies. The investment objective of MSDW Mid-Cap is long-term capital growth. The investment objective of TCW/DW Mid-Cap is long-term capital appreciation.

     MSDW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies which are companies whose market capitalization falls within the range of $250 million to $5 billion. In selecting stocks for MSDW Mid-Cap within this mid-cap universe, MSDW Advisors uses an industry approach that seeks to diversify the assets of MSDW Mid-Cap in approximately 18 to 35 industries. TCW/DW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index (the "S&P 400 Index") (approximately between $192 million and $11.7 billion as of February 26, 1999) and that, in the opinion of TCW, exhibit superior earnings growth prospects and attractive stock market valuations. In investing TCW/DW Mid-Cap's assets, TCW uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection.


     MSDW Mid-Cap may invest up to 35% of its total assets in (i) U.S. Government securities, investment grade corporate debt securities and money market instruments, or (ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase, as long as such investments are consistent with MSDW Mid-Cap's investment objective. MSDW Mid-Cap may also invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American Depository Receipts, rights, warrants, and the direct purchase of foreign securities. Additionally, MSDW Mid-Cap may acquire, through purchase or distribution by the issuer of a security held in its portfolio, fixed income securities that are convertible into common stock of the issuer, including lower rated convertible securities. Up to 35% of TCW/DW Mid-Cap's total assets may be invested in equity securities whose market capitalization at the time of acquisition is not within the capitalization range of companies comprising the S&P 400 Index, as well as in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. TCW/DW Mid-Cap may also invest up to 5% of its assets in certain high yield, high risk convertible or other fixed-income securities (commonly known as "junk bonds"). Additionally, TCW/DW Mid-Cap may invest up to 25% of its total assets in equity securities of foreign issuers in the form of direct investments or depository receipts or similar investments. The processes by which each fund selects common stocks and other investments differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both MSDW Mid-Cap and TCW/DW Mid-Cap are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. MSDW Mid-Cap obtains investment management services from MSDW Advisors for which it pays MSDW Advisors monthly compensation calculated daily by applying the following annual rates to MSDW Mid-Cap's net assets: 0.75% of the portion of daily net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million. TCW/DW Mid-Cap currently obtains investment management services from Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, and investment advisory services from TCW. As compensation for such services, TCW/DW Mid-Cap pays (i) MSDW Services a fee at an annual rate of 0.60% of the fund's average daily net assets and (ii) TCW a fee at an annual rate of 0.40% of the fund's average daily net assets. Both fees are paid monthly and calculated daily. Following the TCW/DW Mid-Cap Conversion Transaction upon which the Reorganization is contingent, TCW/DW Mid-Cap will obtain investment management services from MSDW Advisors and sub-advisory services from TCW, and will pay only an investment management fee to MSDW Advisors calculated daily by applying the same annual rate(s) as those listed above for MSDW Mid-Cap's investment management fee. MSDW Advisors would, in turn, pay TCW a sub-advisory fee equal to 40% of the investment management fee paid by TCW/DW Mid-Cap. Thus, the rate at which investment management fees will be payable by TCW/DW Mid-Cap after the Reorganization will be equal to the investment management fees currently paid by MSDW Mid-Cap.

     Both MSDW Mid-Cap and TCW/DW Mid-Cap have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of each fund's Class B shares since the inception of each fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of each fund's Class B shares redeemed since each fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or waived, or (b) the average daily net assets of Class B. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of TCW/DW Mid-Cap's shares, see the section entitled "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of MSDW Mid-Cap and TCW/DW Mid-Cap are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both MSDW Mid-Cap and TCW/DW Mid-Cap pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):

                                      CLASS B SHARES OF MSDW MID-CAP AND
YEAR SINCE PURCHASE PAYMENT MADE                TCW/DW MID-CAP
--------------------------------                --------------
First ............................                  5.0%
Second ...........................                  4.0%
Third ............................                  3.0%
Fourth ...........................                  2.0%
Fifth ............................                  2.0%
Sixth ............................                  1.0%
Seventh and thereafter ...........                  none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CSDC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC is paid to the Distributor. Shares of MSDW Mid-Cap and TCW/DW Mid-Cap are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of MSDW Mid-Cap and TCW/DW Mid-Cap, see the section entitled "Purchase of Fund Shares" in MSDW Mid-Cap's Prospectus and the section entitled "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus.

     Shares of each class of MSDW Mid-Cap may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of MSDW Mid-Cap may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "MSDW Mid-Cap Exchange Funds"), without the imposition of an exchange fee. Class A shares of MSDW Mid-Cap may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund.

     Shares of each class of TCW/DW Mid-Cap may currently be exchanged for shares of the same class of any other TCW/DW Fund advised by TCW and managed by MSDW Services that offers its shares in more than one class, without the imposition of an exchange fee. TCW/DW Mid-Cap shares may also be exchanged for shares of TCW/DW North American Government Income Trust or for any of the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "TCW/DW Mid-Cap Exchange Funds"), without the imposition of an exchange fee.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a TCW/DW Mid-Cap and MSDW Mid-Cap shareholder remains in a TCW/DW Mid-Cap Exchange Fund or a MSDW Mid-Cap Exchange Fund, respectively, the holding period (for purposes of determining the CDSC rate) is frozen. Following the TCW/DW Mid-Cap Conversion Transaction which must precede the Reorganization, shareholders of TCW/DW Mid-Cap will be able to exchange their shares for shares of Morgan Stanley Dean Witter Funds. THEREFORE, THERE WILL BE NO CHANGE IN THE EXCHANGE PRIVILEGES FOR SHAREHOLDERS OF MSDW MID-CAP AS A RESULT OF THE REORGANIZATION. Both MSDW Mid-Cap and TCW/DW Mid-Cap provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to TCW/DW Mid-Cap following the Reorganization, see the section entitled "Shareholder Services" in MSDW Mid-Cap's Prospectus.

     Shareholders of MSDW Mid-Cap and TCW/DW Mid-Cap may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both MSDW Mid-Cap and TCW/DW Mid-Cap offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. MSDW Mid-Cap and TCW/DW Mid-Cap may redeem involuntarily, at net asset value, most accounts valued at less than $100 or, in the case of an account opened through EasyInvest(SM), if after twelve months the shareholder has invested less than $1,000 in the account. For more information about EasyInvest(SM), see "Shareholder Services" in MSDW Mid-Cap's Prospectus and "Shareholder Information -- How To Buy Shares" in TCW/DW Mid-Cap's Prospectus.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Both MSDW Mid-Cap and TCW/DW Mid-Cap distribute substantially all of their net investment income and net realized short-term and long-term capital gains, if any, at least once each year. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The net asset value of TCW/DW Mid-Cap and MSDW Mid-Cap will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. Both funds invest in medium-sized companies which may involve greater risk of volatility of a fund's net asset value than is customarily associated with investing in larger, established companies. Often medium-sized companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions.

     Both funds may invest a portion (up to 25% for TCW/DW Mid-Cap and up to 35% for MSDW Mid-Cap) of their total assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their

American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.


     Although TCW/DW Mid-Cap does not currently hold such securities, it may invest up to 5% of its assets in certain high yield, high risk convertible and other fixed income securities (commonly known as "junk bonds"), which securities are subject to certain special risks. Although MSDW Mid-Cap does not currently hold such securities, it also may invest in lower rated convertible securities.

     MSDW Mid-Cap and TCW/DW Mid-Cap may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Although it does not currently do so, MSDW Mid-Cap may enter into options and futures transactions and both funds may enter into repurchase agreements, may purchase securities on a when issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, may purchase zero coupon securities and may invest in real estate investment trusts, all of which involve certain special risks. Both MSDW Mid-Cap and TCW/DW Mid-Cap may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Portfolio Characteristics" in the Prospectus of MSDW Mid-Cap and "Principal Risks" and "Additional Risk Information" in TCW/DW Mid-Cap's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of MSDW Mid-Cap, including the Independent Trustees, having reviewed the financial position of MSDW Mid-Cap and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of MSDW Mid-Cap and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of MSDW Mid-Cap.


THE BOARD'S CONSIDERATION

     At a meeting held on February 25, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the

Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the investment performance of TCW/DW Mid-Cap and the capabilities of TCW to provide sub-advisory services as well as comparative expenses currently incurred in the operations of MSDW Mid-Cap, TCW/DW Mid-Cap and the anticipated expenses of TCW/DW Mid-Cap following the TCW/DW Mid-Cap Conversion Transaction (upon which the Reorganization is contingent) and the Reorganization. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of MSDW Mid-Cap and TCW/DW Mid-Cap; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of MSDW Mid-Cap considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of MSDW Mid-Cap. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

     2. Shareholders would have a continued participation in a diversified portfolio of primarily mid-cap stocks through investment in TCW/DW Mid-Cap.


     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by MSDW Mid-Cap or its Shareholders for Federal income tax purposes.


     4. The Board also took into consideration that absent the Reorganization, TCW/DW Mid-Cap will continue to compete for investor funds directly with MSDW Mid-Cap. The Reorganization should allow for more concentrated selling efforts to the benefit of both MSDW Mid-Cap and TCW/DW Mid-Cap shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of TCW/DW Mid-Cap, including a majority of the Independent Trustees of TCW/DW Mid-Cap, also have determined that the Reorganization is in the best interests of TCW/DW Mid-Cap and its shareholders and that the interests of existing shareholders of TCW/DW Mid-Cap will not be diluted as a result thereof. The transaction will enable TCW/DW Mid-Cap to acquire investment securities which are consistent with TCW/DW Mid-Cap's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to TCW/DW Mid-Cap's portfolio is expected to result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the shareholders of MSDW Mid-Cap, the shareholders of TCW/DW Mid-Cap may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) MSDW Mid-Cap will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by MSDW Mid-Cap as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to TCW/DW Mid-Cap on the Closing Date in exchange for the assumption by TCW/DW Mid-Cap of stated liabilities of MSDW Mid-Cap, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of MSDW Mid-Cap prepared by the Treasurer of MSDW Mid-Cap as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the TCW/DW Mid-Cap Shares; (ii) such TCW/DW Mid-Cap Shares would be distributed to Shareholders of MSDW Mid-Cap on the Closing Date or as soon as practicable thereafter; (iii) MSDW Mid-Cap would be dissolved; and (iv) the outstanding shares of MSDW Mid-Cap would be canceled.

     The number of TCW/DW Mid-Cap Shares to be delivered to MSDW Mid-Cap will be determined by dividing the aggregate net asset value of each class of shares of MSDW Mid-Cap acquired by TCW/DW Mid-Cap by the net asset value per share of the corresponding class of shares of TCW/DW Mid-Cap; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as MSDW Mid-Cap and TCW/DW Mid-Cap may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of MSDW Mid-Cap had an aggregate net asset value (not including any Cash Reserve of MSDW Mid-Cap) of $100,000. If the net asset value per Class B share of TCW/DW Mid-Cap were $10 per share at the close of business on the Valuation Date, the number of Class B shares of TCW/DW Mid-Cap to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of TCW/DW Mid-Cap would be distributed to the former Class B shareholders of MSDW Mid-Cap. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, MSDW Mid-Cap will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the TCW/DW Mid-Cap Shares it receives. Each Shareholder of MSDW Mid-Cap will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that Shareholder. Accordingly, the TCW/DW Mid-Cap Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap will be distributed to holders of Class A, Class B, Class C and Class D shares of MSDW Mid-Cap, respectively. TCW/DW Mid-Cap will cause its transfer agent to credit and confirm an appropriate number of TCW/DW Mid-Cap Shares to each Shareholder. Certificates for TCW/DW Mid-Cap Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of TCW/DW Mid-Cap. Shareholders who wish to receive certificates representing their TCW/DW Mid-Cap Shares must, after receipt of their confirmations, make a written request to TCW/DW Mid-Cap's transfer agent, Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of MSDW Mid-Cap holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of TCW/DW Mid-Cap; however, such Shareholders will not be able to redeem, transfer or exchange the TCW/DW Mid-Cap Shares (showing its new name Morgan Stanley Dean Witter Mid-Cap Equity Trust) received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders of MSDW Mid-Cap and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization

Agreement and the occurrence of the events described in those Sections, certain of which may be waived by MSDW Mid-Cap or TCW/DW Mid-Cap. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by MSDW Mid-Cap, which expenses are expected to approximate $222,000. MSDW Mid-Cap and TCW/DW Mid-Cap will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders by mutual consent of MSDW Mid-Cap and TCW/DW Mid-Cap. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, MSDW Mid-Cap shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of MSDW Mid-Cap that received TCW/DW Mid-Cap Shares. MSDW Mid-Cap shall be dissolved and deregistered as an investment company promptly following the distribution of shares of TCW/DW Mid-Cap to Shareholders of record of MSDW Mid-Cap.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of MSDW Mid-Cap (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in TCW/DW Mid-Cap Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if MSDW Mid-Cap recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of MSDW Mid-Cap at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by MSDW Mid-Cap thereafter will be treated as requests for redemption of shares of TCW/DW Mid-Cap.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, MSDW Mid-Cap will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of MSDW Mid-Cap's investment company taxable income for all periods since the inception of MSDW Mid-Cap through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of MSDW Mid-Cap's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).


     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). MSDW Mid-Cap and TCW/DW Mid-Cap have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of TCW/DW Mid-Cap Shares received in the transaction that would reduce Shareholders' ownership of TCW/DW Mid-Cap Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding MSDW Mid-Cap shares as of the same date. MSDW Mid-Cap and TCW/DW Mid-Cap have each further represented that, as of the Closing Date, MSDW Mid-Cap and TCW/DW Mid-Cap will qualify as regulated investment companies. In addition, TCW/DW Mid-Cap has represented that it has no plan or intention to sell or otherwise dispose of more than 50% of the assets of MSDW Mid-Cap acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     As a condition to the Reorganization, MSDW Mid-Cap and TCW/DW Mid-Cap will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by MSDW Mid-Cap and TCW/DW Mid-Cap:

     1. The transfer of substantially all of MSDW Mid-Cap's assets in exchange for the TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of certain stated liabilities of MSDW Mid-Cap followed by the distribution by MSDW Mid-Cap of the TCW/DW Mid-Cap Shares to Shareholders in exchange for their MSDW Mid-Cap shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MSDW Mid-Cap and TCW/DW Mid-Cap will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by TCW/DW Mid-Cap upon the receipt of the assets of MSDW Mid-Cap solely in exchange for the TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities of MSDW Mid-Cap;

     3. No gain or loss will be recognized by MSDW Mid-Cap upon the transfer of the assets of MSDW Mid-Cap to TCW/DW Mid-Cap in exchange for the TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities or upon the distribution of TCW/DW Mid-Cap Shares to Shareholders in exchange for their MSDW Mid-Cap shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of MSDW Mid-Cap for the TCW/DW Mid-Cap Shares;

     5. The aggregate tax basis for the TCW/DW Mid-Cap Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in MSDW Mid-Cap held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the TCW/DW Mid-Cap Shares to be received by each Shareholder will include the period during which the shares in MSDW Mid-Cap surrendered in exchange therefor were held (provided such shares in MSDW Mid-Cap were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of MSDW Mid-Cap acquired by TCW/DW Mid-Cap will be the same as the tax basis of such assets to MSDW Mid-Cap immediately prior to the Reorganization; and

     8. The holding period of the assets of MSDW Mid-Cap in the hands of TCW/DW Mid-Cap will include the period during which those assets were held by MSDW Mid-Cap.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     TCW/DW Mid-Cap shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by TCW/DW Mid-Cap and transferable without restrictions and will have no preemptive rights. Class B shares of TCW/DW Mid-Cap, like Class B shares of MSDW Mid-Cap, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of TCW/DW Mid-Cap and MSDW Mid-Cap as of January 31, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                         NET ASSET
                                                            SHARES         VALUE
              CLASS A                    NET ASSETS      OUTSTANDING     PER SHARE
-----------------------------------   ---------------   -------------   ----------
MSDW Mid-Cap ......................    $  3,691,926         237,855      $ 15.52
TCW/DW Mid-Cap ....................    $  1,819,820          82,745      $ 21.99
Combined Fund (pro forma) .........    $  5,511,746         250,636      $ 21.99

              CLASS B
------------------------------------
MSDW Mid-Cap ......................    $593,724,555      38,788,794      $ 15.31
TCW/DW Mid-Cap ....................    $292,052,348      13,410,653      $ 21.78
Combined Fund (pro forma) .........    $885,776,903      40,670,734      $ 21.78

              CLASS C
------------------------------------
MSDW Mid-Cap ......................    $  7,271,751         475,001      $ 15.31
TCW/DW Mid-Cap ....................    $  1,726,233          79,367      $ 21.75
Combined Fund (pro forma) .........    $  8,997,984         413,700      $ 21.75

              CLASS D
------------------------------------
MSDW Mid-Cap ......................    $  2,673,104         171,936      $ 15.55
TCW/DW Mid-Cap ....................    $     20,378             923      $ 22.08
Combined Fund (pro forma) .........    $  2,693,482         121,987      $ 22.08

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     MSDW Mid-Cap and TCW/DW Mid-Cap each are funds which have similar, although not identical, investment objectives and policies. The investment objective of MSDW Mid-Cap is long-term capital growth. The investment objective of TCW/DW Mid-Cap is long-term capital appreciation. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of common stocks of medium-sized companies in accordance with their respective investment strategies set forth below.

     TCW/DW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and other equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are within the capitalization range of the companies comprising the S&P Mid-Cap 400 Index (approximately between $192 million and $11.7 billion as of February 26, 1999) and that, in the opinion of TCW, exhibit superior earnings growth prospects and attractive stock market valuations. The equity securities in which TCW/DW Mid-Cap may invest include common stocks and convertible securities such as investment grade convertible bonds, notes, debentures, preferred stocks or other securities convertible into common stock.

     TCW pursues a "bottom-up" investment philosophy in investing TCW/DW Mid-Cap's assets. The "bottom-up" investment process is characterized by TCW's proprietary research process which is used in the selection of investments. Quantitative and qualitative standards also will be used to screen the more than 1,000 medium-sized companies within the applicable capitalization range to provide TCW with a list of potential investment securities. TCW then subjects the list of securities to fundamental analysis using a variety of criteria. Up to 35% of the fund's total assets may be invested in equity securities whose market capitalization at the time of acquisition is not within the stated capitalization range, as well as in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. Up to 25% of the fund's total assets may be invested in equity securities of foreign issuers in the form of direct investments or depository receipts or other similar securities convertible into securities of foreign issuers.

     In addition, although it does not currently do so, TCW/DW Mid-Cap may invest up to 5% of its assets in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"). Moreover, any amount of TCW/DW Mid-Cap's total assets may be invested in money market instruments or cash to maintain, temporarily, a "defensive" position when TCW believes it is advisable to do so.

     MSDW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies. For purposes of MSDW Mid-Cap, a mid-cap company is a company whose market capitalization falls within the range of $250 million to $5 billion. The fund may invest up to 35% of its total assets in (i) U.S. Government Securities, investment grade corporate debt securities and money market instruments, or
(ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase, as long as such investments are consistent with the fund's investment objective. The fund may invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American or other Depository Receipts, rights, warrants, and the direct purchase of foreign securities. Equity securities in which the fund may invest include common stocks and securities convertible into common stocks.

     MSDW Mid-Cap utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation and whereby MSDW Advisors seeks to invest the assets of the fund in industries it considers to be attractive at the time of purchase and to sell those it considers overvalued. MSDW Advisors invests principally in those mid-cap companies that in the opinion of MSDW Advisors have above-average relative growth potential.

     MSDW Mid-Cap may engage in options and futures transactions. The fund may purchase and sell (write) options on debt and equity securities which are listed on Exchanges or which are OTC options and may only write covered options in an amount up to, but not exceeding in the aggregate, 25% of the value of its total assets. The fund also may purchase listed and OTC call and put options in amounts equaling up to 10% of its total assets and may invest up to 5% of its total assets in stock index options. MSDW Mid-Cap may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. MSDW Mid-Cap may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury securities, GNMA Certificates, and indexes such as the S&P 500 Index, the New York Stock Exchange Composite Index and the Moody's Investment-Grade Corporate Bond Index.

     Both funds may invest their assets in foreign securities, including securities of foreign issuers denominated in foreign currencies in the form of direct investments or in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers; TCW/DW Mid-Cap may invest up to 25% of its total assets in foreign securities while MSDW Mid-Cap may invest up to 35% of its total assets in foreign securities.

     Both TCW/DW Mid-Cap and MSDW Mid-Cap may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase securities on a "when, as and if issued" basis, (iii) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (iv) purchase rights and warrants, (v) invest in zero coupon securities, (vi) invest in real estate investment trusts, (vii) lend their portfolio securities, and
(viii) invest (up to 15% of TCW/DW Mid-Cap's net assets and up to 5% of MSDW Mid-Cap's total assets) in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation).

     The investment policies of both MSDW Mid-Cap and TCW/DW Mid-Cap are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see the sections entitled "Investment Objective and Policies" and "Investment Practices and Policies" in MSDW Mid-Cap's Prospectus and Statement of Additional Information, respectively; and the sections entitled "Principal Investment Strategies" and "Additional Investment Strategy Information" in TCW/DW Mid-Cap's Prospectus and "Description of the Fund and its Investments and Risks" in TCW/DW Mid-Cap's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by MSDW Mid-Cap and TCW/DW Mid-Cap as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in MSDW Mid-Cap's Prospectus and Statement of Additional Information and under the caption "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in TCW/DW Mid-Cap's Statement of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) MSDW Mid-Cap has fundamental restrictions that it may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) and that it may not purchase more than 10% of all outstanding voting securities of any one issuer; TCW/DW Mid-Cap applies the same restrictions but only with respect to 75% of its assets; (b) both funds are prohibited from issuing senior securities as defined in the 1940 Act except insofar as a fund may be deemed to have issued a senior security by reason of: (i) entering into any repurchase agreement; (ii) borrowing money in accordance with the fund's applicable restriction; or (iii) lending portfolio securities; TCW/DW Mid-Cap carves out an additional exception for purchasing securities on a when-issued or delayed delivery basis; (c) both funds are prohibited from purchasing commodities or commodities contracts but MSDW Mid-Cap may purchase or sell futures contracts and related options; (d) TCW/DW Mid-Cap may not purchase warrants if, as a result, the fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; MSDW Mid-Cap has no such restriction; and (e) TCW/DW Mid-Cap is prohibited from investing in options or futures contracts; MSDW/DW Mid-Cap has no such restriction.

     In addition, MSDW Mid-Cap has a fundamental restriction that it may not invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or of the fund's Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; TCW/DW Mid-Cap has no such limitation.

                   ADDITIONAL INFORMATION ABOUT MSDW MID-CAP
                              AND TCW/DW MID-CAP

GENERAL

     For a discussion of the organization and operation of MSDW Mid-Cap, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, the fund's Prospectus. For a discussion of the organization and operation of TCW/DW Mid-Cap, see "Fund Management," "Investment Objective," "Principal Investment Strategies" and "Additional Investment Strategy Information" in the fund's Prospectus.


FINANCIAL INFORMATION

     For certain financial information about TCW/DW Mid-Cap and MSDW Mid-Cap, see "Financial Highlights" in their respective Prospectuses and "Past Performance" in TCW/DW Mid-Cap's Prospectus and "Performance Information" in MSDW Mid-Cap's Prospectus.


MANAGEMENT

     For information about the respective Board of Trustees, MSDW Advisors, TCW, and the Distributor of TCW/DW Mid-Cap and MSDW Mid-Cap, see "Fund Management" in TCW/DW Mid-Cap's Prospectus and "Management of the Fund" in TCW/DW Mid-Cap's Statement of Additional Information and "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, MSDW Mid-Cap's Prospectus.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES


     For a description of the nature and most significant attributes of shares of TCW/DW Mid-Cap and MSDW Mid-Cap, and information regarding shareholder inquiries, see the back cover of TCW/DW Mid-Cap's Prospectus and "Capital Stock and Other Securities" in TCW/DW Mid-Cap's Statement of Additional Information and "Additional Information" in MSDW Mid-Cap's Prospectus.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of TCW/DW Mid-Cap's and MSDW Mid-Cap's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in TCW/DW Mid-Cap's Prospectus and "Dividends, Distributions and Taxes" in MSDW Mid-Cap's Prospectus as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how TCW/DW Mid-Cap's and MSDW Mid-Cap's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in TCW/DW Mid-Cap's Prospectus and "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in MSDW Mid-Cap's Prospectus.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of TCW/DW Mid-Cap's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended November 30, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of MSDW Mid-Cap, see its Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for the six months ended November 30, 1998.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of TCW/DW Mid-Cap, for the year ended November 30, 1998, and MSDW Mid-Cap, for the year ended May 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of TCW/DW Mid-Cap will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens, Boston, Massachusetts, as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about MSDW Mid-Cap and TCW/DW Mid-Cap is available, as applicable, in the following documents which are incorporated herein by reference: (i) TCW/DW Mid-Cap's Prospectus dated March 29, 1999, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 6 to TCW/DW Mid-Cap's Registration Statement on Form N-1A (File Nos. 33-63685; 811-7377); (ii) TCW/DW Mid-Cap's Annual Report for its fiscal year ended November 30, 1998, accompanying this Proxy Statement and Prospectus; (iii) MSDW Mid-Cap's Prospectus dated July 29, 1998, which Prospectus forms a part of Post-Effective Amendment No. 5 to MSDW Mid-Cap's Registration Statement on Form N-1A (File Nos. 33-53955; 811-7179); and (iv) MSDW Mid-Cap's Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for its six months ended November 30, 1998. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     TCW/DW Mid-Cap and MSDW Mid-Cap are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about TCW/DW Mid-Cap and MSDW Mid-Cap which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of MSDW Mid-Cap knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                      By Order of the Board of Trustees


                                      Barry Fink,
                                      Secretary



April 12, 1999

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of February, 1999, by and between TCW/DW MID-CAP EQUITY TRUST, a Massachusetts business trust ("TCW/DW Mid-Cap") and MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND, a Massachusetts business trust ("MSDW Mid-Cap").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to TCW/DW Mid-Cap of substantially all of the assets of MSDW Mid-Cap in exchange for the assumption by TCW/DW Mid-Cap of all stated liabilities of MSDW Mid-Cap and the issuance by TCW/DW Mid-Cap of shares of beneficial interest, par value $0.01 per share (the "TCW/DW Mid-Cap Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of MSDW Mid-Cap in liquidation of MSDW Mid-Cap as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MSDW MID-CAP

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, MSDW Mid-Cap agrees to assign, deliver and otherwise transfer the MSDW Mid-Cap Assets (as defined in paragraph 1.2) to TCW/DW Mid-Cap and TCW/DW Mid-Cap agrees in exchange therefor to assume all of MSDW Mid-Cap's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to MSDW Mid-Cap the number of TCW/DW Mid-Cap Shares, including fractional TCW/DW Mid-Cap Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "MSDW Mid-Cap Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by MSDW Mid-Cap, and any deferred or prepaid expenses shown as an asset on MSDW Mid-Cap's books on the Valuation Date.

     (b) On or prior to the Valuation Date, MSDW Mid-Cap will provide TCW/DW Mid-Cap with a list of all of MSDW Mid-Cap's assets to be assigned, delivered and otherwise transferred to TCW/DW Mid-Cap and of the stated liabilities to be assumed by TCW/DW Mid-Cap pursuant to this Agreement. MSDW Mid-Cap reserves the right to sell any of the securities on such list but will not, without the prior approval of TCW/DW Mid-Cap, acquire any additional securities other than securities of the type in which TCW/DW Mid-Cap is permitted to invest and in amounts agreed to in writing by TCW/DW Mid-Cap. TCW/DW Mid-Cap will, within a reasonable time prior to the Valuation Date, furnish MSDW Mid-Cap with a statement of TCW/DW Mid-Cap's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to TCW/DW Mid-Cap's investment objective, policies and restrictions. In the event that MSDW Mid-Cap holds any investments that TCW/DW Mid-Cap is not permitted to hold, MSDW Mid-Cap will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of MSDW Mid-Cap and TCW/DW Mid-Cap, when aggregated, would contain investments exceeding certain percentage limitations imposed upon TCW/DW Mid-Cap with respect to such investments, MSDW Mid-Cap if requested by TCW/DW Mid-Cap will, on or prior to the

Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) MSDW Mid-Cap will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. TCW/DW Mid-Cap will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of MSDW Mid-Cap prepared by the Treasurer of MSDW Mid-Cap as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, MSDW Mid-Cap may establish a cash reserve, which shall not exceed 5% of MSDW Mid-Cap's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by MSDW Mid-Cap and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for MSDW Mid-Cap to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, MSDW Mid-Cap will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, MSDW Mid-Cap will distribute TCW/DW Mid-Cap Shares received by MSDW Mid-Cap pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("MSDW Mid-Cap Shareholders"). Each MSDW Mid-Cap Shareholder will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that MSDW Mid-Cap Shareholder. Accordingly, the TCW/DW Mid-Cap Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap will be distributed to holders of Class A, Class B, Class C and Class D shares of MSDW Mid-Cap, respectively. Such distribution will be accomplished by an instruction, signed by MSDW Mid-Cap's Secretary, to transfer TCW/DW Mid-Cap Shares then credited to MSDW Mid-Cap's account on the books of TCW/DW Mid-Cap to open accounts on the books of TCW/DW Mid-Cap in the names of the MSDW Mid-Cap Shareholders and representing the respective pro rata number of TCW/DW Mid-Cap Shares due such MSDW Mid-Cap Shareholders. All issued and outstanding shares of MSDW Mid-Cap simultaneously will be canceled on MSDW Mid-Cap's books; however, share certificates representing interests in MSDW Mid-Cap will represent a number of TCW/DW Mid-Cap Shares after the Closing Date as determined in accordance with paragraph 2.3. TCW/DW Mid-Cap will issue certificates representing TCW/DW Mid-Cap Shares in connection with such exchange only upon the written request of a MSDW Mid-Cap Shareholder.

     1.6 Ownership of TCW/DW Mid-Cap Shares will be shown on the books of TCW/DW Mid-Cap's transfer agent. TCW/DW Mid-Cap Shares will be issued in the manner described in TCW/DW Mid-Cap's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of TCW/DW Mid-Cap Shares in a name other than the registered holder of TCW/DW Mid-Cap Shares on MSDW Mid-Cap's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom TCW/DW Mid-Cap Shares are to be issued and transferred.

     1.8 Any reporting responsibility of MSDW Mid-Cap is and shall remain the responsibility of MSDW Mid-Cap up to and including the date on which MSDW Mid-Cap is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, MSDW Mid-Cap shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of MSDW Mid-Cap as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). MSDW Mid-Cap shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of MSDW Mid-Cap in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of TCW/DW Mid-Cap or their designee and TCW/DW Mid-Cap or its designee shall comply with applicable record retention requirements to which MSDW Mid-Cap is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the MSDW Mid-Cap Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of MSDW Mid-Cap of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in TCW/DW Mid-Cap's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of TCW/DW Mid-Cap Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in TCW/DW Mid-Cap's then current Prospectus and Statement of Additional Information.

     2.3 The number of TCW/DW Mid-Cap Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of MSDW Mid-Cap shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of TCW/DW Mid-Cap (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of MSDW Mid-Cap shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing TCW/DW Mid-Cap. TCW/DW Mid-Cap shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by MSDW Mid-Cap and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for TCW/DW Mid-Cap, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by MSDW Mid-Cap to the Custodian for the account of TCW/DW Mid-Cap on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Mid-Cap Equity Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both TCW/DW Mid-Cap and MSDW Mid-Cap, accurate appraisal of the value of the net assets of TCW/DW Mid-Cap or the MSDW Mid-Cap Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, MSDW Mid-Cap shall deliver to TCW/DW Mid-Cap or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the MSDW Mid-Cap Shareholders and the number and percentage ownership of outstanding MSDW Mid-Cap shares owned by each such MSDW Mid-Cap Shareholder, all as of the Valuation Date, and
(b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the MSDW Mid-Cap Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. TCW/DW Mid-Cap shall issue and deliver to such Secretary a confirmation evidencing delivery of TCW/DW Mid-Cap Shares to be credited on the Closing Date to MSDW Mid-Cap or provide evidence satisfactory to MSDW Mid-Cap that such TCW/DW Mid-Cap Shares have been credited to MSDW Mid-Cap's account on the books of TCW/DW Mid-Cap. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF TCW/DW MID-CAP AND MSDW MID-CAP

     4.1 Except as otherwise expressly provided herein with respect to MSDW Mid-Cap, TCW/DW Mid-Cap and MSDW Mid-Cap each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 TCW/DW Mid-Cap will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to TCW/DW Mid-Cap Shares ("Registration Statement"). MSDW Mid-Cap will provide TCW/DW Mid-Cap with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. MSDW Mid-Cap will further provide TCW/DW Mid-Cap with such other information and documents relating to MSDW Mid-Cap as are reasonably necessary for the preparation of the Registration Statement.

     4.3 MSDW Mid-Cap will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MSDW Mid-Cap will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that TCW/DW Mid-Cap will furnish MSDW Mid-Cap with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to TCW/DW Mid-Cap as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 MSDW Mid-Cap will assist TCW/DW Mid-Cap in obtaining such information as TCW/DW Mid-Cap reasonably requests concerning the beneficial ownership of MSDW Mid-Cap shares.

     4.5 Subject to the provisions of this Agreement, TCW/DW Mid-Cap and MSDW Mid-Cap will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 MSDW Mid-Cap shall furnish or cause to be furnished to TCW/DW Mid-Cap within 30 days after the Closing Date a statement of MSDW Mid-Cap's assets and liabilities as of the Closing Date, which statement shall be certified by MSDW Mid-Cap's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, MSDW Mid-Cap shall furnish TCW/DW Mid-Cap, in such form as is reasonably satisfactory to TCW/DW Mid-Cap, a statement certified by MSDW Mid-Cap's Treasurer of MSDW Mid-Cap's earnings and profits for Federal income tax purposes that will be carried over to TCW/DW Mid-Cap pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, MSDW Mid-Cap (a) shall prepare and file all Federal and other tax returns and reports of MSDW Mid-Cap required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 TCW/DW Mid-Cap agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 TCW/DW Mid-Cap represents and warrants to MSDW Mid-Cap as follows:

         (a) TCW/DW Mid-Cap is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) TCW/DW Mid-Cap is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of TCW/DW Mid-Cap have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of TCW/DW Mid-Cap are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and TCW/DW Mid-Cap is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of TCW/DW Mid-Cap conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) TCW/DW Mid-Cap is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of TCW/DW Mid-Cap's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TCW/DW Mid-Cap is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against TCW/DW Mid-Cap or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and TCW/DW Mid-Cap knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended November 30, 1998, of TCW/DW Mid-Cap certified by PricewaterhouseCoopers LLP (copies of which have been furnished to MSDW Mid-Cap), fairly present, in all material respects, TCW/DW Mid-Cap's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of TCW/DW Mid-Cap (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding TCW/DW Mid-Cap Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under "Capital Stock and Other Securities" in TCW/DW Mid-Cap's current Statement of Additional Information incorporated by reference in the Registration Statement. TCW/DW Mid-Cap does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of TCW/DW Mid-Cap, and this Agreement constitutes a valid and binding obligation of TCW/DW Mid-Cap enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with TCW/DW Mid-Cap's performance of this Agreement;

         (j) TCW/DW Mid-Cap Shares to be issued and delivered to MSDW Mid-Cap, for the account of the MSDW Mid-Cap Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued TCW/DW Mid-Cap Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in TCW/DW Mid-Cap's current Prospectus incorporated by reference in the Registration Statement;

         (k) All material Federal and other tax returns and reports of TCW/DW Mid-Cap required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of TCW/DW Mid-Cap's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, TCW/DW Mid-Cap has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of TCW/DW Mid-Cap to continue to meet the requirements of Subchapter M of the Code;

         (m) Since November 30, 1998 there has been no change by TCW/DW Mid-Cap in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by TCW/DW Mid-Cap for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to TCW/DW Mid-Cap) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 MSDW Mid-Cap represents and warrants to TCW/DW Mid-Cap as follows:

         (a) MSDW Mid-Cap is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) MSDW Mid-Cap is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of MSDW Mid-Cap have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of MSDW Mid-Cap are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and MSDW Mid-Cap is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of MSDW Mid-Cap conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) MSDW Mid-Cap is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of MSDW Mid-Cap's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MSDW Mid-Cap is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MSDW Mid-Cap or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and MSDW Mid-Cap knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of MSDW Mid-Cap for the year ended May 31, 1998, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to TCW/DW Mid-Cap) fairly present, in all material respects, MSDW Mid-Cap's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of MSDW Mid-Cap (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) MSDW Mid-Cap has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of MSDW Mid-Cap are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in MSDW Mid-Cap's current Prospectus incorporated by reference in the Registration Statement. MSDW Mid-Cap does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to TCW/DW Mid-Cap pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of MSDW Mid-Cap, and subject to the approval of MSDW Mid-Cap's shareholders, this Agreement constitutes a valid and binding obligation of MSDW Mid-Cap, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with MSDW Mid-Cap's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of MSDW Mid-Cap required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of MSDW Mid-Cap's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, MSDW Mid-Cap has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of MSDW Mid-Cap to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, MSDW Mid-Cap will have good and valid title to the MSDW Mid-Cap Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by MSDW Mid-Cap which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, TCW/DW Mid-Cap will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of MSDW Mid-Cap's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective TCW/DW Mid-Cap Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
     (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by MSDW Mid-Cap for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) MSDW Mid-Cap will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) MSDW Mid-Cap has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) MSDW Mid-Cap is not acquiring TCW/DW Mid-Cap Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MSDW MID-CAP

     The obligations of MSDW Mid-Cap to consummate the transactions provided for herein shall be subject, at its election, to the performance by TCW/DW Mid-Cap of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of TCW/DW Mid-Cap contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 TCW/DW Mid-Cap shall have delivered to MSDW Mid-Cap a certificate of its President and Treasurer, in a form reasonably satisfactory to MSDW Mid-Cap and dated as of the Closing Date, to the effect that the representations and warranties of TCW/DW Mid-Cap made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MSDW Mid-Cap shall reasonably request;

     6.3 MSDW Mid-Cap shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to TCW/DW Mid-Cap, dated as of the Closing Date, to the effect that:

         (a) TCW/DW Mid-Cap is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) TCW/DW Mid-Cap is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by TCW/DW Mid-Cap and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by MSDW Mid-Cap, is a valid and binding obligation of TCW/DW Mid-Cap enforceable against TCW/DW Mid-Cap in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) TCW/DW Mid-Cap Shares to be issued to MSDW Mid-Cap Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in TCW/DW Mid-Cap's Statement of Additional Information), and no shareholder of TCW/DW Mid-Cap has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate TCW/DW Mid-Cap's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by TCW/DW Mid-Cap of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to TCW/DW Mid-Cap's 12b-1 plan of distribution from those described in TCW/DW Mid-Cap's Prospectus dated March 29, 1999 and Statement of Additional Information dated March 29, 1999.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TCW/DW MID-CAP

     The obligations of TCW/DW Mid-Cap to complete the transactions provided for herein shall be subject, at its election, to the performance by MSDW Mid-Cap of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of MSDW Mid-Cap contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 MSDW Mid-Cap shall have delivered to TCW/DW Mid-Cap at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to TCW/DW Mid-Cap and dated as of the Closing Date, to the effect that the representations and warranties of MSDW Mid-Cap made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TCW/DW Mid-Cap shall reasonably request;

     7.3 MSDW Mid-Cap shall have delivered to TCW/DW Mid-Cap a statement of the MSDW Mid-Cap Assets and its liabilities, together with a list of MSDW Mid-Cap's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of MSDW Mid-Cap;

     7.4 MSDW Mid-Cap shall have delivered to TCW/DW Mid-Cap within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of MSDW Mid-Cap for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of MSDW Mid-Cap for the periods covered thereby, (b) for the period from May 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from May 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that MSDW Mid-Cap would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 TCW/DW Mid-Cap shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to MSDW Mid-Cap, dated as of the Closing Date to the effect that:

         (a) MSDW Mid-Cap is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) MSDW Mid-Cap is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by MSDW Mid-Cap and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by TCW/DW Mid-Cap, is a valid and binding obligation of MSDW Mid-Cap enforceable against MSDW Mid-Cap in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MSDW Mid-Cap's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by MSDW Mid-Cap of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the MSDW Mid-Cap Assets shall include no assets that TCW/DW Mid-Cap, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TCW/DW MID-CAP
   AND MSDW MID-CAP

     The obligations of MSDW Mid-Cap and TCW/DW Mid-Cap hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of MSDW Mid-Cap in accordance with the provisions of MSDW Mid-Cap's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to TCW/DW Mid-Cap;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by TCW/DW Mid-Cap or MSDW Mid-Cap to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of TCW/DW Mid-Cap or MSDW Mid-Cap;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 MSDW Mid-Cap shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the MSDW Mid-Cap Shareholders all of MSDW Mid-Cap's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to TCW/DW Mid-Cap and MSDW Mid-Cap, which opinion may be relied upon by the shareholders of MSDW Mid-Cap, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of substantially all of MSDW Mid-Cap's assets in exchange for TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of certain stated liabilities of MSDW Mid-Cap followed by the distribution by MSDW Mid-Cap of TCW/DW Mid-Cap Shares to the MSDW Mid-Cap Shareholders in exchange for their MSDW Mid-Cap shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MSDW Mid-Cap and TCW/DW Mid-Cap will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by TCW/DW Mid-Cap upon the receipt of the assets of MSDW Mid-Cap solely in exchange for TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities of MSDW Mid-Cap;

         (c) No gain or loss will be recognized by MSDW Mid-Cap upon the transfer of the assets of MSDW Mid-Cap to TCW/DW Mid-Cap in exchange for TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities or upon the distribution of TCW/DW Mid-Cap Shares to the MSDW Mid-Cap Shareholders in exchange for their MSDW Mid-Cap shares;

         (d) No gain or loss will be recognized by the MSDW Mid-Cap Shareholders upon the exchange of the MSDW Mid-Cap shares for TCW/DW Mid-Cap Shares;

         (e) The aggregate tax basis for TCW/DW Mid-Cap Shares received by each MSDW Mid-Cap Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the MSDW Mid-Cap Shares held by each such MSDW Mid-Cap Shareholder immediately prior to the Reorganization;

         (f) The holding period of TCW/DW Mid-Cap Shares to be received by each MSDW Mid-Cap Shareholder will include the period during which the MSDW Mid-Cap Shares surrendered in exchange therefor were held (provided such MSDW Mid-Cap Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of MSDW Mid-Cap acquired by TCW/DW Mid-Cap will be the same as the tax basis of such assets to MSDW Mid-Cap immediately prior to the Reorganization; and

         (h) The holding period of the assets of MSDW Mid-Cap in the hands of TCW/DW Mid-Cap will include the period during which those assets were held by MSDW Mid-Cap.

     Notwithstanding anything herein to the contrary, neither TCW/DW Mid-Cap nor MSDW Mid-Cap may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) TCW/DW Mid-Cap shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. MSDW Mid-Cap shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of MSDW Mid-Cap being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to MSDW Mid-Cap's obligations specified in this Agreement), MSDW Mid-Cap's only obligation hereunder shall be to reimburse TCW/DW Mid-Cap for all reasonable out-of-pocket fees and expenses incurred by TCW/DW Mid-Cap in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of TCW/DW Mid-Cap being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to TCW/DW Mid-Cap's obligations specified in this Agreement), TCW/DW Mid-Cap's only obligation hereunder shall be to reimburse MSDW Mid-Cap for all reasonable out-of-pocket fees and expenses incurred by MSDW Mid-Cap in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of MSDW Mid-Cap hereunder shall not survive the dissolution and complete liquidation of MSDW Mid-Cap in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of MSDW Mid-Cap and TCW/DW Mid-Cap;

         (b) by either TCW/DW Mid-Cap or MSDW Mid-Cap by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 1999; or

         (c) by either TCW/DW Mid-Cap or MSDW Mid-Cap, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the MSDW Mid-Cap shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present, or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of TCW/DW Mid-Cap or MSDW Mid-Cap, or the trustees or officers of TCW/DW Mid-Cap or MSDW Mid-Cap, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of TCW/DW Mid-Cap or MSDW Mid-Cap, or the trustees or officers of TCW/DW Mid-Cap or MSDW Mid-Cap, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of TCW/DW Mid-Cap hereunder are solely those of TCW/DW Mid-Cap. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of TCW/DW Mid-Cap shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of TCW/DW Mid-Cap and signed by authorized officers of TCW/DW Mid-Cap acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of MSDW Mid-Cap hereunder are solely those of MSDW Mid-Cap. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of MSDW Mid-Cap shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of MSDW Mid-Cap and signed by authorized officers of MSDW Mid-Cap acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


                                MORGAN STANLEY DEAN WITTER MID-CAP
                                GROWTH FUND


                                By: /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: President


                                TCW/DW MID-CAP EQUITY TRUST


                                By: /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                  Exhibit B

TCW/DW

                                                MID-CAP EQUITY TRUST


                               [GRAPHIC OMITTED]



                        A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective ...........................  1
                            Principal Investment Strategies ................  1
                            Principal Risks ................................  1
                            Past Performance ...............................  3
                            Fees and Expenses ..............................  4
                            Additional Investment Strategy Information .....  5
                            Additional Risk Information ....................  6
                            Fund Management ................................  7

Shareholder Information     Pricing Fund Shares ............................  9
                            How to Buy Shares ..............................  9
                            How to Exchange Shares ......................... 11
                            How to Sell Shares ............................. 13
                            Distributions .................................. 15
                            Tax Consequences ............................... 15
                            Share Class Arrangements ....................... 17

Financial Highlights        ................................................ 24

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

        FUND CATEGORY


[X]   GROWTH

[ ]   Growth and Income

[ ]   Income

[ ]   Money Market

THE FUND

[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

TCW/DW Mid-Cap Equity Trust is a mutual fund that seeks long-term capital appreciation. There is no guarantee that the Fund will achieve this objective.

[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $192 million and $11.7 billion as of February 26, 1999. The Fund's "Adviser," TCW Funds Management, Inc., invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Adviser uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Adviser then subjects the list of securities to a fundamental analysis using a variety of criteria.

(sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(end sidebar)

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others. In addition to U.S. common stocks, the Fund may make other investments. For more information about the Fund's investments, see the "Additional Investment Strategy Information" section.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, governmental entity, or the FDIC.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the Fund's performance history. The Fund's past performance does not indicate how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                  [bar chart]

                                 1997     1998
                                 ----     ----
                                10.97%   62.71%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year for the past two calendar years.
(end sidebar)

                         During the periods shown in the bar chart, the highest return for a calendar quarter was 49.24% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -21.17% (quarter ended March 31, 1997).


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
--------------------------------------------------------------------------------
                                                               LIFE OF FUND
                                              PAST 1 YEAR    (SINCE 2/27/96)
--------------------------------------------------------------------------------
  Class A                                       55.11%               --
--------------------------------------------------------------------------------
  Class B(1)                                    57.71%            24.07%
--------------------------------------------------------------------------------
  Class C                                       61.53%               --
--------------------------------------------------------------------------------
  Class D                                       64.16%               --
--------------------------------------------------------------------------------
  S&P 400(2)                                    19.11%            22.76%
--------------------------------------------------------------------------------
  Lipper Mid-Cap Funds Index(3)                 13.92%            15.07%
--------------------------------------------------------------------------------

1   Prior to July 28, 1997, the Fund only issued Class B shares.

2 The Standard & Poor's (Registered Trademark) Mid-Cap 400 Index, a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees, and should not be considered an investment.

3 The Lipper Mid-Cap Funds Index is an equally-weighted performance index of mid-cap funds. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 1998.
(end sidebar)

                                                     CLASS A        CLASS B        CLASS C        CLASS D
---------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
 ---------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)       None           None           None
---------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)        5.00%(3)       1.00%(4)       None
---------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
  Management and Advisory fee                         1.00%          1.00%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.25%          0.90%          1.00%          None
---------------------------------------------------------------------------------------------------------
  Other expenses                                      0.30%          0.30%          0.30%          0.30%
---------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.55%          2.20%          2.30%          1.30%
---------------------------------------------------------------------------------------------------------

1   Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on sales made within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4   Only applicable to sales made within one year after purchase.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:              IF YOU HELD YOUR SHARES:
----------------------------------------------   -----------------------------------
           1 YEAR   3 YEARS  5 YEARS  10 YEARS   1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------------------------------   -----------------------------------
CLASS A     $674     $989     $1325     $2274     $674     $989     $1325     $2274
----------------------------------------------   -----------------------------------
CLASS B     $725     $994     $1390     $2554     $225     $694     $1190     $2554
----------------------------------------------   -----------------------------------
CLASS C     $333     $718     $1230     $2636     $233     $718     $1230     $2636
----------------------------------------------   -----------------------------------
CLASS D     $132     $412      $713     $1568     $132     $412      $713     $1568
----------------------------------------------   -----------------------------------


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will achieve this objective.

This section provides additional information concerning the Fund's principal strategies.

Common Stocks. As discussed in the "Principal Investment Strategies" section, the Fund will normally invest at least 65% of its assets in a portfolio of common stocks of medium-sized companies.

Other Investments. The Fund also may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. It also may invest up to 25% of its assets in foreign equity securities (including depository receipts).

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market or otherwise affect the Fund's ability to meet its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 150% annually under normal circumstances. A high turnover rate will increase Fund brokerage costs and may affect the Fund's performance. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio referenced in "Principal Investment Strategies" apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations or changes in assets will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

As discussed in the "Principal Risks" section, a principal risk of investing in the Fund is associated with its common stock investments, including the risks associated with investments in securities of medium-sized companies. This section provides additional information regarding the principal risks of investing in the Fund.

Small Companies. As with the Fund's investments in medium-sized companies, its investments in the securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Small companies in particular often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

Foreign Securities. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.

companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

Year 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), the Adviser and the Fund's other service providers, as well as the markets and individual and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Manager, Adviser and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.


[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------

The Fund has retained the Manager -- Morgan Stanley Dean Witter Services Company Inc. -- to provide administrative services and manage its business affairs (other than providing investment advice). The Fund has contracted with the Adviser -- TCW Funds Management, Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is in turn a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. The Manager's main business office is located at Two World Trade Center, New York, NY 10048.

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Manager is a wholly owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is widely recognized as a leader in the mutual fund industry. Together, the Manager and Morgan Stanley Dean Witter Advisors Inc. have more than $126.2 billion in assets under management or administration as of February 28, 1999.
(end sidebar)

The Adviser, together with its affiliated companies, manages more than $55 billion primarily for institutional investors. The Adviser is a wholly-owned subsidiary of The TCW Group, Inc. Its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Douglas S. Foreman, Group Managing Director of the Adviser, is the primary portfolio manager of the Fund. He is assisted by Christopher J. Ainley, Managing Director of the Adviser. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of The TCW Group since 1994.

The Fund pays the Manager and Adviser a monthly management or advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Manager and Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 1998 the Fund accrued aggregate total compensation to the Manager and the Adviser of 1.00% of the Fund's average daily net assets (0.60% to the Manager and 0.40% to the Adviser).

In connection with the contemplated consolidation of the TCW/DW Funds with the Morgan Stanley Dean Witter Funds, the Fund's Board of Trustees has approved changes to the Fund's management/advisory relationships. Specifically, the Board has approved the appointment of Morgan Stanley Dean Witter Advisors Inc. as the new investment manager to replace the Adviser. The Board also has approved the retention of the Adviser as sub-advisor to the Fund. The result of the new arrangements would be that Morgan Stanley Dean Witter Advisors Inc. would have overall responsibility for management of the Fund, including supervisory responsibility over the Fund's investment programs, while the Adviser would retain responsibility for investing the Fund's assets. The Manager would continue to have responsibility for administrative services. Under the new arrangements, the investment management fee rate that would be paid by the Fund would be equal to the aggregate management/advisory fee rate currently paid by the Fund. The Adviser would receive a sub-advisory fee paid by Morgan Stanley Dean Witter Advisors Inc. equal to 0.40% of Morgan Stanley Dean Witter Advisors Inc.'s fee. In order for the new arrangements to be implemented, they must be approved by the Fund's shareholders, who will be asked to approve the changes at a June 8, 1999 shareholders' meeting. Once shareholder approval is obtained, the new arrangements would be effective as soon as practicable thereafter.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the TCW/DW Funds family and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds
(end sidebar)

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your investment order in proper form. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                         MINIMUM INVESTMENT
                                                     ---------------------------
INVESTMENT OPTIONS                                     INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
Regular Accounts:                                      $1,000          $100
--------------------------------------------------------------------------------
Individual Retirement Accounts:     Regular IRAs       $1,000          $100
                                    Education IRAs     $500            $100
--------------------------------------------------------------------------------
EasyInvest(SM)
(Automatically from your checking or
savings account or Money Market Fund)                  $100*           $100*
--------------------------------------------------------------------------------
* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Morgan Stanley Dean Witter Advisors' mutual fund asset allocation plan, or
(2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Three Day Settlement. Fund shares are sold through the Fund's distributor, Morgan Stanley Dean Witter Distributors Inc., on a normal three business day basis; that is, your payment for Fund shares is due on the third business day (settlement day) after you place a purchase order.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o   Make out a check for the total amount payable to: TCW/DW Mid-Cap Equity
    Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered TCW/DW Multi-Class Fund advised by the Adviser and managed by the Manager, without the imposition of an exchange fee. You may also exchange Fund shares, without the imposition of an exchange fee, for shares of TCW/DW North American Government Income Trust, and five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Exchanges. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order in proper form.

OPTIONS               PROCEDURES
--------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley Dean
Financial Advisor   Witter Financial Advisor or other authorized financial
                    representative.
[GRAPHIC OMITTED]  -------------------------------------------------------------
                    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
By Letter           You can also sell your shares by writing a "letter of
                    instruction" that includes:
                    o  your account number;
[GRAPHIC OMITTED]   o  the dollar amount or the number of shares you wish to
                       sell;
                    o  the Class of shares you wish to sell; and
                    o  the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can generally obtain a signature guarantee
                    from a securities broker-dealer, bank or credit union; a
                    notary public cannot provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                    P.O. Box 983, Jersey City, New Jersey 07303. If you hold
                    share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
Systematic          If your investment in all of the TCW/DW Family of Funds has
Withdrawal Plan     a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25),
[GRAPHIC OMITTED]   on a monthly, quarterly, semi-annual basis, from any Fund
                    with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this Prospectus.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Dean Witter Financial Advisor or call (800)
                    869-NEWS. You may terminate or suspend your plan at any
                    time. Please remember that withdrawals from the plan are
                    sales of shares, not Fund "distributions," and ultimately
                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

(sidebar)
SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to withdraw money automatically from your Fund account at regular intervals. The service is available to shareholders whose investments in all TCW/DW Funds total at least $10,000. Contact your Morgan Stanley Dean Witter Financial Advisor for more details.
(end sidebar)

Payment for Sold Shares. After we receive your instruction to sell in proper form, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you hold Fund shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another TCW/DW Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Any capital gains are distributed in December; if a second capital gain distribution is necessary, it is paid in the following year. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
o  The Fund makes distributions; and
o  You sell Fund shares, including an exchange to another Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS     SALES CHARGE                                         ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for
          purchase of $25,000 or more; shares sold without an
          initial sales charge are generally subject to a 1.0%
          CDSC during the first year                                 0.25%
--------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing
          to 0% after six years                                      1.0%
--------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                            1.0%
--------------------------------------------------------------------------------
  D       None                                                       None
--------------------------------------------------------------------------------

CLASS A SHARES   Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                            FRONT-END SALES CHARGE
                                   ---------------------------------------------
                                      PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION       PUBLIC OFFERING PRICE     OF AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $25,000                          5.25%                   5.54%
--------------------------------------------------------------------------------
$25,000 but less than $50,000              4.75%                   4.99%
--------------------------------------------------------------------------------
$50,000 but less than $100,000             4.00%                   4.17%
--------------------------------------------------------------------------------
$100,000 but less than $250,000            3.00%                   3.09%
--------------------------------------------------------------------------------
$250,000 but less than $1 million          2.00%                   2.04%
--------------------------------------------------------------------------------
$1 million and over                           0                       0
--------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
o   A single account (including an individual, trust or fiduciary account).
o Family member accounts (limited to husband, wife and children under the age of 21).
o Pension, profit sharing or other employee benefit plans of companies and their affiliates.
o   Tax-exempt organizations.
o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other TCW/DW Multi-Class Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other TCW/DW Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any TCW/DW Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other TCW/DW Multi-Class Funds. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid.

Other Front-End Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:
o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.
o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.
o A MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain TCW/DW Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                                          CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE                           OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                                           5.0%
--------------------------------------------------------------------------------
  Second                                                          4.0%
--------------------------------------------------------------------------------
  Third                                                           3.0%
--------------------------------------------------------------------------------
  Fourth                                                          2.0%
--------------------------------------------------------------------------------
  Fifth                                                           2.0%
--------------------------------------------------------------------------------
  Sixth                                                           1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                          None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:
o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.
o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
o   Sales of shares held for you as a participant in a MSDW Eligible Plan.
o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a TCW/DW Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of one of the five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager, TCW/DW Multi-Class Fund or TCW/DW North American Government Income Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another TCW/DW Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the TCW/DW Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a TCW/DW Multi-Class Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:
o Investors participating in Morgan Stanley Dean Witter Advisors' mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
o   Certain unit investment trusts sponsored by Dean Witter Reynolds.
o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other TCW/DW Multi-Class Funds and/or (2) previous purchases of Class A shares of TCW/DW Multi-Class Funds, TCW/DW North American Government Income Trust and five Money Market Funds advised by Morgan Stanley Dean Witter Advisors you currently own.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


CLASS B
----------------------------------------------------------------------------------------------------------
                                                                                          FOR THE PERIOD
                                              FOR THE YEAR           FOR THE YEAR       FEBRUARY 27, 1996*
                                                 ENDED                  ENDED                THROUGH
                                          NOVEMBER 30, 1998++   NOVEMBER 30, 1997**++   NOVEMBER 30, 1996
----------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $10.85               $10.92                $10.00
----------------------------------------------------------------------------------------------------------
 Income (loss) from Investment operations
  Net investment income                           (0.26)                (0.22)                (0.13)
  Net realized and unrealized gain                 4.87                  0.15                  1.05
                                                 --------              --------              --------
 Total income (loss) from investment
 operations                                        4.61                 (0.07)                 0.92
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.46                $10.85                $10.92
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    42.49%                (0.64)%                9.20%(1)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
 Expenses                                          2.20%(3)              2.29%                 2.28%(2)
----------------------------------------------------------------------------------------------------------
 Net investment loss                              (2.05)%(3)            (2.16)%               (1.79)%(2)
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $212,043              $174,412              $205,274
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             52%                   49%                   25%(1)
----------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS A++
---------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
---------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------
 Net asset value, beginning of period            $10.88             $10.85
---------------------------------------------------------------------------------
 Income from Investment operations
  Net investment loss                            (0.18)              (0.06)
  Net realized and unrealized gain                4.90                0.09
                                                --------            --------
 Total income from investment operations          4.72                0.03
---------------------------------------------------------------------------------
 Net asset value, end of period                 $15.60              $10.88
---------------------------------------------------------------------------------
 TOTAL RETURN+                                   43.38%               0.28%(1)
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
 Expenses                                         1.55%(3)            1.55%(2)
---------------------------------------------------------------------------------
 Net investment loss                             (1.40)%(3)          (1.46)%(2)
---------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $1,107                 $58
---------------------------------------------------------------------------------
 Portfolio turnover rate                            52%                 49%
---------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C++
---------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
---------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------
 Net asset value, beginning of period            $10.85              $10.85
---------------------------------------------------------------------------------
 Income from Investment operations
  Net investment loss                             (0.28)              (0.08)
  Net realized and unrealized gain                 4.88                0.08
                                                 --------            --------
 Total income from investment operations           4.60                  --
---------------------------------------------------------------------------------
 Net asset value, end of period                  $15.45              $10.85
---------------------------------------------------------------------------------
 TOTAL RETURN+                                    42.27%               0.09%(1)
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
 Expenses                                          2.30%(3)            2.32%(2)
---------------------------------------------------------------------------------
 Net investment loss                              (2.15)%(3)          (2.22)%(2)
---------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $712                 $83
---------------------------------------------------------------------------------
 Portfolio turnover rate                             52%                 49%
---------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D++
---------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
---------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------
 Net asset value, beginning of period             $10.89              $10.85
---------------------------------------------------------------------------------
 Income from Investment operations
  Net investment loss                              (0.15)              (0.05)
  Net realized and unrealized gain                  4.92                0.09
                                                  --------            --------
 Total income from investment operations            4.77                0.04
---------------------------------------------------------------------------------
 Net asset value, end of period                   $15.66              $10.89
---------------------------------------------------------------------------------
 TOTAL RETURN+                                     43.80%               0.37%(1)
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
 Expenses                                           1.30%(3)            1.30%(2)
---------------------------------------------------------------------------------
 Net investment loss                               (1.15)%(3)          (1.19)%(2)
---------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $15                 $10
---------------------------------------------------------------------------------
 Portfolio turnover rate                              52%                 49%
---------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------

                                              PROSPECTUS - MARCH 29, 1999
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

  TICKER SYMBOLS:

     Class A:     TMDAX                                  Class C:     TMDCX
     ------------------                                  ------------------
     Class B:     TMDBX                                  Class D:     TMDDX
     ------------------                                  ------------------

(INVESTMENT COMPANY ACT FILE NO. 811-7377)


TCW/DW

                                                      MID-CAP EQUITY TRUST



                               [GRAPHIC OMITTED]


                                                        A MUTUAL FUND THAT SEEKS
                                                  LONG-TERM CAPITAL APPRECIATION

                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 8, 1999

     The undersigned shareholder of Morgan Stanley Dean Witter Mid-Cap Growth Fund does hereby appoint Barry Fink, Ronald E. Robison and Robert S. Giambrone and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund to be held on June 8, 1999, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 11:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.


                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                                                       PLEASE MARK VOTES
                                                       IN THE EXAMPLE USING [X]
                                                       BLACK OR BLUE INK

AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM

                            FOR     AGAINST   ABSTAIN
The Proposal:               [ ]       [ ]       [ ]

Approval of the Agreement and Plan of Reorganization, dated as of February 25, 1999, pursuant to which substantially all of the assets of Morgan Stanley Dean Witter Mid-Cap Growth Fund would be combined with those of TCW/DW Mid-Cap Equity Trust and shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund would become shareholders of TCW/DW Mid-Cap Equity Trust receiving shares in TCW/DW Mid-Cap Equity Trust with a value equal to their holdings in Morgan Stanley Dean Witter Mid-Cap Growth Fund.

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink.

                                       Date
                                           -------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                           Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
   |   |    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    |   |


                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12 DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------